UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 1, 2007, UTStarcom, Inc. (the “Company”) issued a press release entitled “UTStarcom Provides Update on Equity Grant Review, and Announces Expected Restatement of Previously Issued Financial Statements.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in its current report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2006, the Company is undertaking a voluntary review of its historical equity award grant practices under the direction of the Nominating and Corporate Governance Committee of the Board of Directors (the “Governance Committee”) and with the assistance of independent legal counsel and independent accounting consultants.

Although the review is ongoing, the Governance Committee has reached a determination that incorrect measurement dates for certain stock option grants were used for financial accounting and disclosure purposes based on the requirements of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Following the Governance Committee’s determination, on February 1, 2007, the Audit Committee of the Board of Directors (the “Audit Committee”) has determined, in consultation with and upon the recommendation of the Company’s management, that the effect of using incorrect measurement dates will result in the need to record additional stock-based compensation charges in the previously issued financial statements, and that the amount of those charges is expected to be material.  Any such charges would have the effect of decreasing net income or increasing net loss and increasing accumulated deficit as reported in the Company’s historical financial statements.

Accordingly, on February 1, 2007, the Audit Committee, after consultation with management, determined that the Company’s previously issued financial statements for each of the three fiscal years in the period ended December 31, 2005, which are included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005, the financial statements for the interim periods contained in the Quarterly Reports on Form 10-Q filed with respect to each of these years, and the financial statements included in the Company’s Quarterly Report on Form 10-Q for the first two quarters of 2006, should no longer be relied upon. In addition, the restatement is currently expected to affect financial statements for the fiscal years prior to fiscal 2003 and, therefore, financial statements for the fiscal years prior to fiscal 2003 also should no longer be relied upon.

Because the Governance Committee’s investigation is on-going, it has not yet determined the final aggregate amount of additional stock-based compensation charges that may need to be recorded in any specific prior periods or in any future periods. Although the Company is not yet able to determine with finality the amount of additional non-cash stock-based compensation charges to be recognized, based on preliminary information the Company expects to record additional compensation charges of approximately $50 million. The Company has not yet determined the tax consequences that may result from these matters or whether such tax consequences will give rise to monetary liabilities that may have to be satisfied in future periods. The Company does not expect the restatements to impact previously reported revenues or cash balances.

The Governance Committee has not completed its work nor reached final conclusions and is continuing its review of the circumstances that led to using incorrect dates in measuring compensation charges from stock option grants. There can be no assurances that other matters will not come to the attention of the Governance Committee during the course of its investigation that will require additional adjustments to the Company’s financial statements.

The Company expects to use the Governance Committee’s findings in evaluating Management’s Report on Internal Control Over Financial Reporting contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005 and is considering the impact of this situation on the Company’s internal control over financial reporting.

The matters discussed in this Current Report on Form 8-K herein have been discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, but such firm has not performed review or auditing procedures on any financial information in on this Form 8-K or the exhibit hereto.  Any such financial information is preliminary and is subject to changes that might result from completion of the Governance Committee’s investigation, management’s review of the findings of the Governance Committee, and audit by the Company’s independent registered public accounting firm, but it provides management’s best estimates based on available information.

The Governance Committee is making every effort to complete its investigation, and the Company will make every effort to file its restated financial statements as soon as practicable after the completion of the review.

Forward Looking Statements

Information in this Form 8-K regarding the status and determinations resulting from the Governance Committee’s independent review, the Audit Committee’s assessment of the results of that review, and Company management’s estimate of the total amount of additional non-cash stock-based compensation charges that may be recognized, as well as other expectations and beliefs, are forward-looking statements that involve risks and uncertainties. All forward-looking statements included in this Form 8-K are based upon information available to the Company as of the date of this Form 8-K, which may change, and we assume no obligation to update any such forward-looking statement. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include the final conclusions of the Governance Committee (and the timing of such conclusions) concerning matters relating to stock option grants and other risks detailed from time to time in UTStarcom’s SEC reports and filings, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The independent investigation of the Governance Committee regarding timing of past stock option grants and other potentially related issues is ongoing, and the determinations of the Governance Committee, the Audit Committee and the Company’s management discussed in this Form 8-K are preliminary. In addition, the investigation and possible conclusions have had and may in the future have an impact on the amount and timing of previously awarded stock-based compensation and other additional charges to be recorded; accounting adjustments to our financial statements for the periods in question; our ability to file required reports with the SEC on a timely basis; our ability to meet the requirements of the NASDAQ Global Select Market for continued listing of our shares; potential claims and proceedings relating to such matters, including shareholder or employee litigation and action by the SEC and/or other governmental agencies; and negative tax or other implications for the Company resulting from any accounting adjustments or other factors.

Item 9.01                                                Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release entitled “UTStarcom Provides Update on Equity Grant Review, and Announces Expected Restatement of Previously Issued Financial Statements.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: February 1, 2007	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Press Release entitled “UTStarcom Provides Update on Equity Grant Review, and Announces Expected Restatement of Previously Issued Financial Statements.”